FORM OF
                                    AMENDMENT
                             DATED FEBRUARY 17, 2006
                                       TO
                                SERVICE AGREEMENT
                                     BETWEEN
                               RYDEX SERIES FUNDS
                         AND RYDEX FUND SERVICES, INC.,
                            DATED NOVEMBER 15, 2004,
                                   AS AMENDED

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                                FORM OF AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                                SERVICE AGREEMENT
                      DATED NOVEMBER 15, 2004, AS AMENDED,
                                     BETWEEN
                               RYDEX SERIES FUNDS
                                       AND
                            RYDEX FUND SERVICES, INC.

The following Amendment is made to Section 4 of the Amended and Restated Service Agreement between Rydex Series Funds (the "Trust") and Rydex Fund Services, Inc. (the "Servicer"), dated November 15, 2004, as amended to date (the "Agreement"), and is hereby incorporated into and made a part of the Agreement:

      Section 4 of the Agreement is amended, effective February 17, 2006, to read as follows:

      As consideration for the services provided hereunder, the Trust will pay the Servicer a fee on the last day of each month in which this Agreement is in effect, at the following annual rates based on the average daily net assets (the "Assets") of each of the Trust's series for such month:

                  U.S. GOVERNMENT BOND FUND
                  -------------------------

                         0.20% of Assets

                  U.S. GOVERNMENT MONEY MARKET FUND
                  ---------------------------------

                         0.20% of Assets

                  NOVA FUND
                  ---------

                         0.25% of Assets

                  URSA FUND
                  ---------

                         0.25% of Assets

                  OTC FUND
                  --------

                         0.25% of Assets

                  ARKTOS FUND
                  -----------

                         0.25% of Assets

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                  JUNO FUND
                  ---------

                         0.25% of Assets

                  NOVA MASTER FUND
                  ----------------

                         0.0% of Assets

                  URSA MASTER FUND
                  ----------------

                         0.0% of Assets

                  OTC MASTER FUND
                  ---------------

                         0.0% of Assets

                  ARKTOS MASTER FUND
                  ------------------

                         0.0% of Assets

                  JUNO MASTER FUND
                  ----------------

                         0.0% of Assets

                  MEDIUS MASTER FUND
                  ------------------

                         0.0% of Assets

                  UTILITIES MASTER FUND
                  ---------------------

                         0.0% of Assets

                  INVERSE MID-CAP MASTER FUND
                  ---------------------------

                         0.0% of Assets

                  INVERSE SMALL-CAP MASTER FUND
                  -----------------------------

                         0.0% of Assets

                  LARGE-CAP EUROPE FUND
                  ---------------------

                         0.25% of Assets

                  LARGE-CAP JAPAN FUND
                  --------------------

                         0.25% of Assets

                  MEKROS FUND
                  -----------

                         0.25% of Assets

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                  MEDIUS FUND
                  -----------

                         0.25% of Assets

                  LARGE-CAP VALUE FUND
                  --------------------

                         0.25% of Assets

                  LARGE-CAP GROWTH FUND
                  ---------------------

                         0.25% of Assets

                  MID-CAP VALUE FUND
                  ------------------

                         0.25% of Assets

                  MID-CAP GROWTH FUND
                  -------------------

                         0.25% of Assets

                  INVERSE MID-CAP FUND
                  --------------------

                         0.25% of Assets

                  SMALL-CAP VALUE FUND
                  --------------------

                         0.25% of Assets

                   SMALL-CAP GROWTH FUND
                   ---------------------

                         0.25% of Assets

                  THE INVERSE SMALL-CAP FUND
                  --------------------------

                         0.25% of Assets

                  ALL-CAP VALUE FUND
                  ------------------

                         0.25% of Assets

                  STRENGTHENING DOLLAR FUND
                  -------------------------

                         0.25% of Assets

                  WEAKENING DOLLAR FUND
                  ---------------------

                         0.25% of Assets

                  BANKING FUND
                  ------------

                         0.25% of Assets

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                  BASIC MATERIALS FUND
                  --------------------

                         0.25% of Assets

                  BIOTECHNOLOGY FUND
                  ------------------

                         0.25% of Assets

                  CONSUMER PRODUCTS FUND
                  ----------------------

                         0.25% of Assets

                  ELECTRONICS FUND
                  ----------------

                         0.25% of Assets

                  ENERGY FUND
                  -----------

                         0.25% of Assets

                  ENERGY SERVICES FUND
                  --------------------

                         0.25% of Assets

                  FINANCIAL SERVICES FUND
                  -----------------------

                         0.25% of Assets

                  HEALTH CARE FUND
                  ----------------

                         0.25% of Assets

                  INTERNET FUND
                  -------------

                         0.25% of Assets

                  LEISURE FUND
                  ------------

                         0.25% of Assets

                  PRECIOUS METALS FUND
                  --------------------

                         0.25% of Assets

                  REAL ESTATE FUND
                  ----------------

                         0.25% of Assets

                  RETAILING FUND
                  --------------

                         0.25% of Assets

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                  TECHNOLOGY FUND
                  ---------------

                         0.25% of Assets

                  TELECOMMUNICATIONS FUND
                  -----------------------

                         0.25% of Assets

                  TRANSPORTATION FUND
                  -------------------

                         0.25% of Assets

                  UTILITIES FUND
                  --------------

                         0.25% of Assets

                  COMMODITIES FUND
                  ----------------

                         0.25% of Assets

                  SECTOR ROTATION FUND
                  --------------------

                         0.25% of Assets

                  CORE EQUITY FUND
                  ----------------

                         0.25% of Assets

                  ABSOLUTE RETURN STRATEGIES FUND
                  -------------------------------

                         0.25% of Assets

                  MARKET NEUTRAL FUND
                  -------------------

                         0.25% of Assets

                  HEDGED EQUITY FUND
                  ------------------

                         0.25% of Assets

                  S&P 500 FUND
                  ------------
                         X.XX% OF ASSETS

                  RUSSELL 2000 FUND
                  -----------------
                         X.XX OF ASSETS

                  ADDITIONS AND [DELETIONS] ARE NOTED IN BOLD.

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In witness whereof, the parties hereto have caused this Amendment to be executed in their names and on their behalf and through their duly-authorized officers as of the 17th day of February, 2006.

                                                   RYDEX SERIES FUNDS


                                                   By:
                                                       ----------------------
                                                   Name:  Carl G. Verboncoeur
                                                   Title: President


                                                   RYDEX FUND SERVICES, INC.


                                                   By:
                                                       ----------------------
                                                   Name:  Carl G. Verboncoeur
                                                   Title: President